FORM 8-K CODORUS VALLEY BANCORP, INC.

                       U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - March 13, 1998

                          CODORUS VALLEY BANCORP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


 Pennsylvania                      0-15536                        23-2428543
---------------                   ---------                      -----------
(State or other             (Commission File Number)            (IRS Employer
 jurisdiction of                    Number)                     Identification
 incorporation)                                                    Number)


105 Leader Heights Road
    P. O. Box 2887
 York, Pennsylvania                                    17405-2887
-----------------------                           ------------------
(Address of principal executive                        (Zip Code)
 offices)

Registrant's telephone number including area code: (717) 846-1970
                                                    -------------

                                       N/A
             -------------------------------------------------------
          (Former name or former address, if changed since last report)




                     Page 1 of 46 Sequentially Numbered Pages


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                        Index to Exhibits Found on Page 4


Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

          10.1 Amendment to the Employment Agreement by and among PeoplesBank, A Codorus Valley Company, Codorus Valley Bancorp, Inc., and Larry J. Miller dated October 1, 1997 and Executive Employment Agreement dated January 1, 1993 between PeoplesBank, A Codorus Valley Company, Codorus Valley Bancorp, Inc. and Larry J. Miller


          10.2 Change of Control Agreement between PeoplesBank, A Codorus Valley Company, Codorus Valley Bancorp, Inc., and Jann A. Weaver, dated October 1, 1997

          10.3 Change of Control Agreement between PeoplesBank, A Codorus Valley Company, Codorus Valley Bancorp, Inc., and Bruce A. Lamborne, dated October 1, 1997

          10.4 Change of Control Agreement between PeoplesBank, A Codorus Valley Company, Codorus Valley Bancorp, Inc., and Harry R. Swift, dated October 1, 1997

Item 8.   Change in Fiscal Year.

          Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CODORUS VALLEY BANCORP, INC.
                                            (Registrant)

Dated: March 13, 1998                   /s/ Larry J. Miller
                                        ------------------------------
                                        Larry J. Miller, President and
                                        Chief Executive Officer
                                        (Principal Executive Officer)

                         EXHIBIT INDEX

                                                                     Page Number
                                                                     in Manually
Exhibit                                                          Signed Original
--------                                                        ----------------

  10.1   Amendment to the Employment  Agreement by and among               5
         PeoplesBank, A Codorus Valley Company, Codorus Valley Bancorp, Inc., and Larry J. Miller dated October 1, 1997 and Executive Employment Agreement dated January 1, 1993 between PeoplesBank,
         A Codorus Valley Company, Codorus Valley Bancorp, Inc. and
         Larry J. Miller

  10.2   Change of Control Agreement between PeoplesBank, A Codorus       24
         Valley Company, Codorus Valley Bancorp, Inc., and Jann A.
         Weaver, dated October 1, 1997

  10.3   Change of Control Agreement between PeoplesBank, A Codorus       31
         Valley Company, Codorus Valley Bancorp, Inc., and Bruce A. Lamborne, dated October 1, 1997

  10.4   Change of Control Agreement between PeoplesBank, A Codorus       38
         Valley Company, Codorus Valley Bancorp, Inc., and Harry R.
         Swift, dated October 1, 1997